SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 15, 2003

                    VASCO DATA SECURITY INTERNATIONAL, INC.

               (Exact name of registrant as specified in charter)

       Delaware                   000-24389                      36-4169320
       --------                   ---------                      ----------
 (State or other juris-          (Commission                   (IRS Employer
diction of incorporation)        File Number)                Identification No.)


1901 South Meyers Road, Suite 210
     Oakbrook Terrace, Illinois                                      60181
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  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (630) 932-8844



                                       N/A
          (Former name or former address, if changed since last report)


ITEM 5. OTHER EVENTS.


On July 15, 2003, VASCO Data Security International, Inc. ("VASCO") reached an agreement (the "Purchase Agreement") with Ubizen N.V. ("Ubizen") whereby VASCO would purchase and redeem all of the VASCO Series C Convertible Preferred Stock and Common Stock Purchase Warrants owned by Ubizen.

Under the terms of the Purchase Agreement, which is filed herewith as Exhibit
5.1 and is incorporated herein by reference, VASCO paid Ubizen $3,000,000 and issue 2,000,000 shares of VASCO Common Stock on or before July 25,2003. VASCO will pay Ubizen an additional $1,000,000 on or before November 14, 2003. The Common Stock issued by VASCO will be subject to a lock-up period wherein the lock-up will expire in increments of 500,000 shares each on October 15, 2003, January 15, 2004, April 15, 2004 and July 15, 2004. Upon the expiration of each incremental lock-up, the released shares will be subject to volume trading restrictions through January 1, 2005.

The Series C Convertible Preferred Stock along with warrants to purchase 1,269,474 shares of VASCO Common Stock were originally sold to Ubizen for $15,000,000 in July 2000. The Series C Preferred Stock was subject to a mandatory redemption feature that would have been effective in July 2004. At the mandatory redemption date, VASCO was obligated to either redeem the Preferred Stock for $15,000,000 in cash or issue an equivalent value in VASCO Common Stock at a per share price that was calculated to be equal to the average trading price of VASCO's Common Stock for the 30 trading dates prior to the redemption date less five (5) percent.


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ITEM 7. FINANCIAL STATEMENTS  AND EXHIBITS.

(c) Exhibits.

    See the Exhibit Index attached hereto.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

VASCO Data Security International, Inc. issued a press release on July 17, 2003 announcing an agreement with Ubizen N.V. to redeem Ubizen's $15,000,000 investment in VASCO. The full text of the press release is attached to this Report as Exhibit 99.1

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2003         VASCO Data Security International, Inc.
                              ---------------------------------------
                              (Registrant)

                              By: /s/Clifford K. Bown
                                  --------------------------------
                                  Clifford K. Bown
                                  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
5.1                 Securities Purchase Agreement by and between VASCO Data
                    Security International, Inc and Ubizen N.V.

99.1 Press release, dated July 17, 2003, announcing an agreement with Ubizen N.V. to redeem Ubizen's $15,000,000 investment in VASCO.

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